UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO	63141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(314) 216-2600

Former name or former address, if changed since last report:	Not Applicable

Item 4. Changes to Registrant’s Certifying Accountants

On March 19, 2004, Huttig Building Products, Inc. (the “Company”) dismissed its independent accountants, Deloitte & Touche LLP, and appointed KPMG LLP as its new independent accountants to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2004. The dismissal of Deloitte & Touche LLP was effective as of March 19, 2004. The decisions to dismiss Deloitte & Touche LLP and to retain KPMG LLP were made by the Audit Committee of the Company’s Board of Directors. Deloitte & Touche LLP’s engagement expired following its issuance of its report on the Company’s 2003 consolidated financial statements in conjunction with the filing of the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2003, except with respect to audit and audit-related services pertaining to the Company’s fiscal year ended December 31, 2003, as required by the Company.

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports for 2002 and 2003 contained a modification related to a change in 2002 in the Company’s method of accounting for amortization of goodwill in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets, and the audit report for 2003 also contained a modification related to the restatement of the Company’s December 31, 2002 consolidated balance sheet in accordance with Emerging Issues Task Force Issue No. 95-22, “Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements that Include both a Subjective Acceleration Clause and a Lock-Box Arrangement.” A letter from Deloitte & Touche LLP is attached as Exhibit 16.1.

During the Company’s fiscal years ended December 31, 2002 and 2003, and the subsequent interim period through March 19, 2004, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

During the Company’s fiscal years ended December 31, 2002 and 2003, and the subsequent interim period through March 19, 2004, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

16.1	Letter of Deloitte & Touche LLP regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc. (Registrant)

Date: March 26, 2004

/s/ Thomas S. McHugh Thomas S. McHugh Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Deloitte & Touche LLP regarding change in certifying accountant.